Exhibit 10.10

AMENDMENT NO. 2 TO CONVERTIBLE PROMISSORY NOTE

Amendment No. 2 to that certain convertible note dated August 4, 2022 dated as of August 2, 2023 (the “Amendment”), between Scripps Safe, Inc., a Delaware Corporation, (the “Company”), and Greentree Financial Group Inc, (“Greentree”, and together with the Company, the “Parties”, and each, a “Party”).

WHEREAS, the Parties have entered into a Convertible Promissory Note dated as of August 4, 2022 (the “Existing Note”) and desire to amend the Existing Note on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Definitions. Capitalized terms used and not defined in this Amendment have the respective meanings assigned to them in the Existing Note.

2. Amendments to the Existing Note. Effective on August 2, 2023, the Existing Note is hereby amended as follows:

(a) Section 1.1 of the Existing Note is hereby amended as follows:

The Holder acknowledges and agrees that the Company may extend such extended maturity date of the Existing Note, August 15, 2023, by up to an additional six (6) months, to be in two extensions of three (3) months each, provided that at the time of each such extension, the Company is required, five (5) days prior to the applicable Extension deadline, to issue the Holder 10,000 shares of the Company’s common stock, and therefore a total of 20,000 shares of the Company’s common stock for both three (3) month Extensions.

3. Except as expressly set forth herein, the Existing Note and its Amendment No. 1 are unmodified and remain in full force and effect and the execution of this Amendment does not and shall not constitute an amendment of any other rights to which the parties are entitled pursuant to the Existing Note and its Amendment No. 1.

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IN WITNESS WHEREOF, the Parties have executed this Amendment on the date first written above.

SCRIPPS SAFE, INC.		GREENTREE FINANCIAL GROUP, INC. (“HOLDER”)

By		By:
Name:	Jacqueline Anz von Zwehl	Name:	R. Chris Cottone
Title:	Chief Executive Officer	Title:	Vice President

WHEREAS, Scripps Safe is exercising an extension of three (3) months of this Existing Note, August 15, 2023, with an extended maturity date of November 15, 2023. The Company acknowledges the requirement to issue to the Holder 10,000 shares of the Company’s common stock, and therefore a total of 20,000 shares of the Company’s common stock for both three (3) month Extensions.

IN WITNESS WHEREOF, the Parties have executed this Extension notice and Acknowledgement on August 4th, 2023.

SCRIPPS SAFE, INC.		GREENTREE FINANCIAL GROUP, INC. (“HOLDER”)

By		By:
Name:	Jacqueline Anz von Zwehl	Name:	R. Chris Cottone
Title:	Chief Executive Officer	Title:	Vice President